Exhibit 99.3
Strategic Context Jim Whitehurst Chief Operating Officer March 27, 2007

Safe Harbor This presentation contains various projections and other forward-looking statements which represent Delta's estimates or expectations regarding future events. All forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta's control, that could cause the actual results to differ materially from the projected results. Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the "Risk Factors" discussed in Delta's Form 10-K filed with the SEC on March 2, 2007. Caution should be taken not to place undue reliance on Delta's forward-looking statements, which represent Delta's views only as of the date of this presentation, and which Delta has no current intention to update. In this presentation, we will discuss certain non-GAAP financial measures in talking about our company's performance. You can find the reconciliations of those measures to comparable GAAP measures in the appendix of this presentation. None of the statements contained herein are a solicitation of votes for or against any plan of reorganization. Any such solicitation shall only be made through a disclosure statement approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

Context: 2005 Situation Substantial cash bleed, worst margins of the majors Substantial RASM1 discount to other network carriers (14% RASM gap costing $2.5B) "In the pack" customer performance, and middling operating performance Disenfranchised workforce with little trust in management 1 Revenue per Available Seat Mile

"Safe, Clean, and On-time" #1 in safe 2,200 deep cleaned aircraft vs. 300 in 2005 #3 in on-time for 2006 Transformation Plan - 2006 Initiatives Fund the Flight Plan Fly Right Earn Customer Preference Win Together Deliver on our financial commitments 2006 operating profit $58M, first since 2000 Unrestricted cash $2.6B Close half the RASM gap Moved RASM from 86% in 2005 to 93% of industry average in 2006 Begin to re-engage our people Top tier employee productivity Paid sick leave down 11% in 2006 Opened 41 stations in 14 countries Secure our future Build a profitable network Establish Delta as the airline of choice Reignite the winning spirit of Delta Key Objectives: Delta made significant progress in 2006 Performance:

2006 Performance 2003 2004 2005 2006 Current yr. 0.9 0.89 0.86 0.93 Passenger RASM as % of Industry 1 1 Unit revenue adjusted to industry length of haul average 2 Preliminary exchange date, AS, FL, WN have not reported DOT On-Time Ranking 2007 Key: AA = American, AS = Alaska, B6 = JetBlue, CO = Continental, DL = Delta, FL = AirTran, HP = America West, NW = Northwest, UA = United, US= US Airways, WN = Southwest Note: 2003 is based on Mainline only Source: ATA Rank 2004 2005 2006 Jan Feb 2 1 B6 HP WN WN DL 2 WN WN US DL CO 3 UA UA DL FL AA 4 US CO NW CO UA 5 NW AA AA UA US 6 CO DL FL US NW 7 FL US UA NW B6 8 AA NW CO AS 9 AS B6 AS B6 10 DL FL B6 AA

Improve baggage performance Improve Delta Connection operational performance Maintain top tier operational performance Streamline and enhance the customer experience 2007 Transformation Plan Objectives Fund the Flight Plan Fly Right Earn Customer Preference Win Together Emerge from bankruptcy Achieve 2007 financial commitments in our plan Achieve top half ranking of network carriers in pre-tax margin Build cash for long- term strength Safety first Win in New York City Continue international expansion Continue to close the RASM gap Share Delta's success with everyone Rebuild Delta pride Maintain top tier productivity Deliver and receive open, direct, honest communication Drive accountability for results Build a great place to work Secure our future Build a profitable network Establish Delta as the airline of choice Fuel the winning spirit of Delta

Appendix Non-GAAP Reconciliations

RASM Gap to Industry Average Note: Charter revenue is excluded and length of haul is adjusted as management believes this is helpful to investors in comparing the Company's passenger revenue per ASM to the industry.